FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS APPROPRIATE DATED

MAY 31, 1998


I. At the March 26, 1999 shareholder meeting, shareholders approved the following:

1.      Elected nine Directors.

2. Ratified the selection of the Fund's independent auditors. 3. Made changes to the Fund's fundamental investment policies:

a) Amended the Fund's fundamental investment policy regarding borrowing to read as follows:

           "The Fund may borrow money directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."



b) Made non-fundamental, and amended, the Fund's fundamental investment policy to permit the Fund to invest in the securities of other investment companies to read as follows:

           "The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash."

c) Made non-fundamental, and amended, the Fund's fundamental investment policy regarding investing in mortgage securities to read as follows:

     "The Fund may invest up to 35% of its total assets in mortgage securities issued by private lenders."

d) Amended the Fund's fundamental investment policy to allow investments in real estate investment trusts to read as follows:

           "The Fund will not buy or sell real estate, but the Fund may invest in real estate investment trusts, marketable securities of companies that may represent indirect interest in real estate, or any investment security that derives its value from real estate."

4. Approved amendments to the Fund's Amended and Restated Articles of Incorporation to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.

II. The following actions were taken by the Board of Directors with regard to non-fundamental investment policies:

1. Approved a non fundamental policy as follows: "The Fund may engage in dollar roll transactions." Dollar rolls are transactions where the Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are to-be-announced ("TBA") mortgage backed securities.

2. Approved an amendment to the Fund's non-fundamental investment policy regarding illiquid securities to read as follows:

               "The Fund will not invest more than 15% of its total assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice."

3. Approved the deletion of "and Minerals" from the heading in the Statement of Additional Information which states "Investing in Commodities and Minerals."

4. Approved an amendment to the Fund's non-fundamental investment policy regarding repurchase agreements to read as follows:

     "The securities in which the Fund invests may be purchased pursuant to repurchase agreements."

                                                                 March 26, 1999

Cusip 314182106
Cusip 314182205
Cusip 314182304
GO2535-03(3/99)